--------------------------------
                               ------------------
                                MAIRS AND POWER
                               GROWTH FUND, INC.
                               ------------------

1ST QUARTER REPORT

March 31, 1998

                                                                    May 27, 1998

To Our Shareholders:

  On March 31, 1998, the net asset value per share of Mairs and Power Growth Fund was $93.86, an 8.3% increase from the year-end valuation. This compares with returns of 13.9% for the Standard and Poor's 500 Stock Index and 11.7% for the Dow Jones Industrial Average. For the three year period ended March 31, 1998, the Fund had an average annual return of 33.2% which compares with returns of 32.8% for the Standard and Poor's 500 Stock Index and 27.3% for the average domestic growth fund. In a study of mutual funds' performance by CDA/Wiesenberger, the Fund ranked 55 out of 705 growth funds for the three year period. The WALL STREET JOURNAL, in its quarterly review of Mutual Funds, compiled a list of the 50 best performing stock funds for the past five and ten year periods. Mairs and Power Growth Fund was one of six diversified stock funds to appear on both lists. FORBES magazine, in the February 9 issue, presented its semi-annual survey of mutual funds. Mairs and Power Growth Fund was one of twelve U.S. stocks funds designated Best Buys based on superior risk-adjusted performance coupled with low operating costs.

  The U.S. economy has now entered its eighth year of expansion, placing it amongst the three longest such periods on record. The expansion continues to be extremely well balanced with virtually every sector of the economy performing well. During the first quarter, GDP rose at an annual rate of 4.2% while inflation remained at a scant 1% rate. The unemployment rate declined to 4.3% in April and the rate for college educated workers was a mere 1.5%. While labor markets are very tight, wage increases continue to be moderate and largely offset by productivity increases. Perhaps the best news is the fact that the federal budget is now in surplus for the first time since 1969 and the surplus could well exceed $50 billion for the fiscal year ending September 30, 1998. The Office of Management and Budget projects a total surplus of $495 billion over the next five years. This is a very positive development for the financial markets because it should remove upward pressure on interest rates and could well permit rates to decline in the years ahead.

  The stock market has continued to rise this year as a result of the very favorable economic environment. The two major factors driving the market over the balance of this year will be investor views concerning interest rates and corporate profits. We believe that the Federal Reserve is likely to maintain a neutral stance relative to interest rates due to the absence of inflationary pressure. We also believe that corporate profits will show moderate improvement throughout the year. The United States has firmly re-established its position as the world's most competitive economy which has enhanced the ability of U.S. companies to prosper in world markets. Stocks are currently trading at about 22 times 1998 earnings. We believe this level is appropriate based on our view that both the economy and profits will continue to expand in 1999. Therefore, we maintain our positive outlook on the prospect for stock prices. However, we believe that the market will be subject to periodic corrections that will sustain the higher level of volatility that has characterized market activity over the past eighteen months.

                                                                 George A. Mairs

SCHEDULE OF INVESTMENTS AT MARCH 31, 1998
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                   COMMON STOCKS                 MARKET VALUE
---------   ------------------------------------------  ------------
            CHEMICAL 5.2%
 500,000    Ecolab, Inc.                                $14,500,000
 207,500    H. B. Fuller                                 12,424,063
                                                        ------------
                                                         26,924,063
                                                        ------------
            CONSUMER 10.3%
  83,000    Darden Restaurants                            1,291,687
 217,000    General Mills, Inc.                          16,492,000
 390,000    Hormel Foods                                 15,136,875
 372,610    Jostens, Inc.                                 8,942,640
 315,800    The Toro Company                             12,099,088
                                                        ------------
                                                         53,962,290
                                                        ------------
            DRUGS AND HOSPITAL SUPPLIES 9.1%
 252,000    Baxter International, Inc.                   13,891,500
 195,000    Johnson & Johnson                            14,295,937
 196,000    Pfizer Inc.                                  19,538,750
                                                        ------------
                                                         47,726,187
                                                        ------------
            FINANCIAL 15.8%
 450,000    Norwest Corporation                          18,703,125
 270,000    ReliaStar Financial Corporation              12,436,875
 163,000    St. Paul Companies, Inc.                     14,527,375
 530,000    TCF Financial Corporation                    17,986,875
 150,000    U.S. Bancorp                                 18,712,500
                                                        ------------
                                                         82,366,750
                                                        ------------
            INFORMATION SERVICES 8.6%
 390,000    Deluxe Corp.                                 12,845,625
 825,000    Merrill Corporation                          18,150,000
 628,400    National Computer Systems Inc.               14,139,000
                                                        ------------
                                                         45,134,625
                                                        ------------
            MEDICAL DEVICES 5.6%
 346,000    Medtronic, Incorporated                      17,948,750
 335,000    St. Jude Medical, Inc.*                      11,201,563
                                                        ------------
                                                         29,150,313
                                                        ------------
            RETAILING 5.3%
 184,000    Dayton Hudson Corporation                    16,192,000
 244,000    SUPERVALU Inc.                               11,376,500
                                                        ------------
                                                         27,568,500
                                                        ------------
            TECHNOLOGY 16.5%
 230,000    Ceridian*                                    12,405,625
 278,050    Emerson Electric Co.                         18,125,384
 220,000    Honeywell Inc.                               18,191,250
 917,100    MTS Systems Corporation                      14,673,600
 193,000    Minnesota Mining & Manufacturing Company     17,599,187
 578,500    T S I Inc.                                    5,061,875
                                                        ------------
                                                         86,056,921
                                                        ------------
            TELECOMMUNICATIONS 2.8%
 539,000    ADC Telecommunications Inc.*                 14,856,188
                                                        ------------
            OTHER INDUSTRIALS 15.3%
 344,000    Bemis Company, Inc.                          15,523,000
 654,800    BMC Industries, Inc.                         12,727,675
 150,000    Burlington Northern Santa Fe                 15,600,000
 418,350    Graco Inc.                                   12,681,234
 355,800    Imation Corporation*                          6,582,300
 300,000    Weyerhaeuser Company                         16,950,000
                                                        ------------
                                                         80,064,209
                                                        ------------
            TOTAL COMMON STOCKS 94.5%                   $493,810,046
                                                        ------------
            OTHER ASSETS IN EXCESS OF LIABILITIES 5.5%   28,891,266
                                                        ------------
            NET ASSETS 100%                             $522,701,312
                                                        ------------
                                                        ------------

  *Non-income producing

STATEMENT OF NET ASSETS AT MARCH 31, 1998
--------------------------------------------------------------------------------

ASSETS
Common stocks as annexed, at market value (cost $333,842,983)....................................   $493,810,046
Cash.............................................................................................     30,126,861
Dividends and interest receivable................................................................        522,076
Receivables for securities sold, not yet delivered...............................................              0
Prepaid expense..................................................................................         84,111
                                                                                                    ------------
                                                                                                    $524,543,094
LIABILITIES
Accrued management fee..................................................  $     257,295
Accrued custodian and transfer agent fee................................         72,237
Payable for securities purchased, not yet received......................      1,512,250                1,841,782
                                                                          -------------             ------------
NET ASSETS
Equivalent to $93.86 per share on 5,568,889 shares outstanding...................................   $522,701,312
                                                                                                    ------------
                                                                                                    ------------

STATEMENT OF CHANGES IN NET ASSETS FOR THE THREE MONTHS ENDED MARCH 31, 1998
--------------------------------------------------------------------------------

NET ASSETS, December 31, 1998....................................................................   $412,590,619
Net investment income, per statement below..............................  $   1,136,784
Net accrued income in price of shares sold and repurchased..............        (53,548)
                                                                          -------------
                                                                              1,083,236
Reversal of Capital Gain Distribution Paid..............................          3,038
Reversal of Dividend Reinvestment.......................................          1,258                1,087,533
                                                                          -------------
Fund shares issued and repurchased:
  Received for 967,156 shares issued....................................     86,087,040
  Paid for 158,783 shares repurchased...................................    (14,218,229)              71,868,811
                                                                          -------------
Increase in unrealized net appreciation (depreciation) of investments............................     37,154,349
Net gain or (loss) realized from sales of securities.............................................              0
Distribution from net realized gain..............................................................              0
                                                                                                    ------------
NET ASSETS, March 31, 1998.......................................................................   $522,701,312
                                                                                                    ------------
                                                                                                    ------------

STATEMENT OF NET INVESTMENT INCOME FOR THE THREE MONTHS ENDED MARCH 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividends........................................................................................   $  1,699,094
Interest.........................................................................................        342,037
                                                                                                    ------------
                                                                                                       2,041,131
EXPENSES
Management fee (Note A).................................................  $     711,753
Fees and expenses of custodian, transfer agent and
 dividend disbursing agent (Note A).....................................        111,668
Legal and auditing fees and expenses....................................          8,235
Insurance...............................................................          2,939
Other Fees and Expenses.................................................         69,753                  904,347
                                                                          -------------             ------------
NET INVESTMENT INCOME............................................................................   $  1,136,784
                                                                                                    ------------
                                                                                                    ------------

NOTE A: The investment advisory fee was paid to Mairs and Power, Inc., which is owned by individuals who are directors and officers of the Fund, for its services as investment adviser. Investment advisory fees are paid to the adviser pursuant to an advisory agreement approved by the Directors of the Fund. The advisor fee is computed each month and is 1/20th of one percent of the net asset value of the Fund on the last valuation day of the month. The transfer agent fee was paid to Firstar Trust Company which serves as transfer agent.

SUPPLEMENTARY INFORMATION: 1) Each director of the Fund not affiliated with Mairs and Power, Inc. received $-0-compensation for meetings attended during this three month period. No compensation was paid to any other director or officer of the Fund. 2) No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make distributions of income and security profits which will be sufficient to relieve it from all or substantially all income taxes. 3) Purchases and sales of investment securities during the three months ended March 31, 1998 aggregated $62,292,407 and $-0-respectively.

     ---------------------------------------------------------------------

                                MAIRS AND POWER
                               GROWTH FUND, INC.

                          ---------------------------

                                 A NO-LOAD FUND

 W-1420 FIRST NATIONAL BANK BUILDING, 332 MINNESOTA STREET, ST. PAUL, MINNESOTA
                                     55101
                                  612-222-8478
                     SHAREHOLDER INFORMATION: 800-304-7404

SUMMARY OF FINANCIAL INFORMATION
--------------------------------------------------------------------------------

This table covers a period of generally rising common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may result from an investment made in the Fund today.

                                                                        PER SHARE
                                                    -------------------------------------------------
                                                                     DISTRIBUTIONS       DIVIDENDS
                                                                      OF REALIZED        FROM NET
                         SHARES       TOTAL NET       NET ASSET       SECURITIES        INVESTMENT
       DATES          OUTSTANDING       ASSETS          VALUE            GAINS            INCOME
--------------------  ------------   ------------   -------------  -----------------  ---------------
Dec. 31, 1978             998,265      13,282,487         13.31                               0.35
Dec. 31, 1979             914,635      14,104,765         15.42                               0.45
Dec. 31, 1980             840,882      14,540,014         17.29                               0.55
Dec. 31, 1981             861,678      13,148,158         15.26        $    0.74              0.60
Dec. 31, 1982             850,942      16,784,217         19.72             0.58              0.50
Dec. 31, 1983             881,592      18,972,177         21.52             0.70              0.48
Dec. 31, 1984             872,069      17,304,204         19.84             0.76              0.46
Dec. 31, 1985             856,738      21,553,457         25.16             0.86              0.46
Dec. 31, 1986             893,850      22,235,453         24.88             2.74              0.40
Dec. 31, 1987             914,139      19,816,097         21.68             2.29              0.48
Dec. 31, 1988             929,039      20,630,251         22.21             1.21              0.41
Dec. 31, 1989             866,584      22,630,081         26.11             1.83              0.43
Dec. 31, 1990             867,432      22,501,587         25.94             0.70              0.42
Dec. 31, 1991             904,023      31,440,529         34.78             1.58              0.39
Dec. 31, 1992             956,814      34,363,306         35.91             1.16              0.40
Dec. 31, 1993           1,006,285      39,081,010         38.84             1.22              0.43
Dec. 31, 1994           1,064,019      41,889,850         39.37             0.98              0.65
Dec. 31, 1995           1,245,325      70,536,880         56.64             1.51              0.56
Dec. 31, 1996           2,161,246     150,161,759         69.48             1.39              0.71
Dec. 31, 1997           4,760,515     412,590,619         86.67             1.69              1.00
Mar. 31, 1998           5,568,889     522,701,312         93.86

No adjustment has been made for any income tax payable by shareholders on capital gain distributions accepted in shares.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective Prospectus. Please call or write if you desire further information.

    AVERAGE ANNUAL TOTAL RETURNS--THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIODS ENDED MARCH 31, 1998) ARE AS FOLLOWS:

          1 YEAR: +39.7%        5 YEARS: +25.2%        10 YEARS: +20.4%

  PAST INVESTMENT RESULTS SHOULD NOT BE TAKEN AS NECESSARILY REPRESENTATIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                             OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------

George A. Mairs, III     William B. Frels           Peter G. Robb          Lisa J. Hartzell
    President and          Secretary and          Vice-President and          Treasurer
      Director               Director                  Director

   Charlton Dietz                     Donald E. Garretson                 J. Thomas Simonet
      Director                             Director                            Director